Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Hanlin Chen, the Chief Executive Officer of China Automotive Systems, Inc. (the “Company”), do hereby certify that:

1. The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 13th day of August 2007.

/s/ Hanlin Chen
Hanlin Chen
President and Chief Executive Officer (Principal Executive Officer)